United Insurance Holdings Corp. NASDAQ: UIHC Raymond James 39th Annual Institutional Investors Conference March 5, 2018 | Orlando, FL

2 MARCH 2018 INVESTOR PRESENTATION Presenting on Behalf of UIHC John Forney has served as our Chief Executive Officer and a member of our Board since June 14, 2012. He assumed the additional role of President in July 2013. From 2002 until he joined UIHC, Mr. Forney served in a number of different capacities at Raymond James (NYSE: RJF), a financial services holding company based in St. Petersburg, Florida. He last served there as managing director in Raymond James' public finance department, where he managed the department and led the firm's investment banking efforts in catastrophe insurance financing. Mr. Forney received a B.A. in Economics from Princeton University and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania. He also holds the Chartered Financial Analyst designation. B. Bradford Martz has served as our Chief Financial Officer since October 1, 2012. Prior to joining UIHC, Mr. Martz served as Chief Financial Officer and Board Member of Bankers Financial Corporation, a Florida-based diversified holding company system with operations in the property and casualty insurance, life/annuity insurance, warranty, insurance agency, insurance business process outsourcing and real estate markets. Mr. Martz obtained a B.S. in Finance from the University of Colorado at Boulder and an M.B.A. from Northeastern University. Mr. Martz is a Certified Public Accountant actively licensed in Florida and also holds the Global Certified Management Accountant designation from the American Institute of Certified Public Accountants.

3 The UPC Story

4 MARCH 2018 INVESTOR PRESENTATION United Insurance Holding Corp. (NASDAQ: UIHC) is the holding company for United Property & Casualty Insurance Company (“UPC”) and its affiliated companies. UPC is a specialized residential and commercial property and casualty insurance underwriter with a geographically diversified book of business and a long track record of consistent underwriting profitability and strong returns on invested capital. UPC was founded in 1999, and since 2012 has implemented a growth and diversification strategy that has taken it from $246 million premium in force at Dec. 31, 2012 to over $1 billion premium in-force as of Dec. 31, 2017. UPC currently writes in 12 states and is licensed in 18 states from Texas to Maine across our family of companies. Company Overview UIHC as of December 31, 2017 Market Cap: $740 million Total Assets: $2.1 billion Total Equity: $501 million Premium in-Force: $1.1 billion Financial Strength Ratings: Credit Rating: A- (Kroll) A (Demotech) BBB- (Kroll)

5 MARCH 2018 INVESTOR PRESENTATION UPC Has a Significant Market Opportunity Relative U.S. Hurricane Risk¹ ¹ Source: AIR Worldwide ² Source: Karen Clark & Company Export capabilities to all cat-exposed areas Exposed Property Values ($ billion) ² Coastal Peak State All TIV TIV Coastal TIV 1 New York 7,838 5,610 2,484 2 Florida 4,673 3,657 688 3 Texas 5,963 1,588 1,187 4 Massachusetts 2,365 1,278 318 5 New Jersey 3,100 1,216 319 6 Connecticut 1,261 786 359 7 Louisiana 1,103 397 126 8 Virginia 2,019 312 104 9 South Carolina 998 276 103 10 Maine 398 239 105 11 North Carolina 2,092 180 57 12 Rhode Island 352 156 60 13 Alabama 1,100 144 98 14 Georgia 2,472 109 65 15 New Hampshire 406 109 109 16 Delaware 268 89 54 17 Mississippi 569 76 43 18 Maryland 1,551 22 22 Total 38,528 16,244 6,301 Florida is only 11%- 23% of the market

6 MARCH 2018 INVESTOR PRESENTATION UPC’s Three Proven Pathways for Growth Organic Underwriting Carrier Partnerships Mergers & Acquisitions 12,000 Appointed Independent Agencies & MGA’s Nationally – this is our primary focus Highest premium- in-force of any producer Largest producer of our new business UPC has executed 3 successful acquisitions

7 MARCH 2018 INVESTOR PRESENTATION UPC’s Value Proposition

8 MARCH 2018 INVESTOR PRESENTATION Accumulated Cyclone Energy (ACE) Sources: Dr. Klotzbach/Colorado State University and AIR Worldwide 259 250 231 230 227 227 226 211 205 0 50 100 150 200 250 300 1933 2005 1893 1926 2004 1995 2017 1950 1961 ACE is a value that can convey the destructive potential of a single storm or an entire season 2017 was the 7th strongest season in the last 100 years, yet UPC remained profitable

9 MARCH 2018 INVESTOR PRESENTATION UPC Expects to Outperform the Industry Manatee Sarasota Charlotte Lee Collier Monroe UPC Market Share Per County Hurricane Irma Overview ¹ • UPC’s overall market share in Florida – 6.56% BUT • UPC has some of the largest market share in counties in the direct path of Irma:  Sarasota County: 14.92% (Largest In Co.)  Lee County: 14.63% (Largest in Co.)  Charlotte County: 13.68% (Largest in Co.)  Manatee County: 10.27% (2nd Largest in Co.)  Collier County: 9.47% (2nd Largest in Co.) Hurricane Irma Path Total residential property claims reported in Florida: 750,847 ² UPC claims reported: 30,651 ³ UPC % of total: 4.1% ¹ Market share data from Florida OIR as of September 30, 2017 ² Claims reported data from Florida OIR as of February 9, 2018 for residential property ³ Data as of February 17, 2018

10 MARCH 2018 INVESTOR PRESENTATION 2017 Hurricanes in Perspective 2 CAT 4’s through our 2 largest states with Irma impacting our largest area of concentration used just 18% of our program 2017 Events 2017/18 EXHAUSTION ($2.77B) 2017 Reinsurance Remaining Estimated Modeled Expected Loss from Historical Events ¹ vs. 2017 Actual Hurricane Losses 0 500,000,000 1,000,000,000 1,500,000,000 2,000,000,000 2,500,000,000 3,000,000,000 ¹ Modeled expected losses from historical events based projected exposures at 9/30/17 using AIR v3.1 LT

11 MARCH 2018 INVESTOR PRESENTATION Investment Thesis BIG MARKET OPPORTUNITY • Permanent dislocation/lack of capacity in windstorm exposed markets • Small market share needed to generate significant premium growth and strong returns • UPC was the 21st largest homeowners insurer in U.S. for 2016 with production in only 12 states • Approximately 85% of new business is being written outside Florida LONG TRACK RECORD OF SUCCESS • Cumulative written premiums nearly $4 billion; cumulative claims paid nearly $2 billion since inception • Anti-fragility demonstrated during more than 50 different catastrophe events since 1999 • Business model has produced strong returns on invested capital through the cycle CONSERVATIVELY CAPITALIZED • Strong balance sheet with ample equity and liquidity – minimal financial leverage and investment risk • Shareholders’ equity of $537 million augmented by over $2.2 billion of reinsurance remaining at Q4-17 • Conservative reserving philosophy with short tail exposure resulting in low reserve risk • Low financial leverage and strong cash flow from both regulated and unregulated sources MAJOR INVESTMENTS IN THE PLATFORM • Merger with Florida’s largest commercial property writer – American Coastal • Technology focused on ease of use and providing optimal efficiency, functionality and scalability • Insourcing of key insurance functions gives UPC control over customer experience • Seven member executive team has deep experience growing national platforms

12 MARCH 2018 INVESTOR PRESENTATION Brad Martz Chief Financial Officer UPC Insurance Financial Overview

Q4-2017 Highlights

UPC INSURANCE Keep the Promise®

I. RECORD OPERATING RESULTS

- Q4-17 produced record revenues of $182.6m, up 39% y/y
- EBITDA for the quarter was $42m, nearly double of any prior 4th quarter
- Remained profitable for 2017 despite $116m of retained CAT and a partial year of AmCo earnings
- Underlying Combined Ratio was 87.4% for the quarter and 85.3% for the year
- Favorable reserve development for 2017
- Stockholders' Equity at 12/31/17 was $537.1m or $12.56 per share

II. IMPROVED CAPITALIZATION

- Obtained investment grade credit rating of "BBB-"
- Raised $150m at fixed rate of 6.25%, reducing cost over 100bp & mitigating interest rate risk
- Total Assets at 12/31/17 were nearly $2.1 billion
- Liquidity at 12/31/17 was over $1.1 billion and we exceeded our benchmark investment returns in 2017
- Contributed $25m to UPC and $5m to FSIC to boost risk based capital ratio and reduce writings ratios

III. CATASTROPHE MANAGEMENT

- Reinsurance program responded well and still had ~$2.2b (80%) of limit remaining
- Handled 43,460 CAT claims during 2017 (92% in Q4) with gross losses estimated at $533m
- Placed new quota share and aggregate stop loss on favorable terms with more CAT protection
- Secured $500m of limit for 6/1/18 renewal replacing loss effected layers with minimal cost increase

IV. NON-RECURRING CHARGES

- $5.3m reduction in tax expense for Q4 related to the Tax Cuts & Jobs Act
- $2.4m increase in amortization expense in Q4 related to accelerated software amortization

MARCH 2018 **INVESTOR PRESENTATION** 13

14 MARCH 2018 INVESTOR PRESENTATION 5-Year Underwriting Performance Underlying combined ratio consistently near our target of 85% 1 Catastrophe losses (CAT) include all events in excess of $1 million of incurred losses from 2 or more claims. 2 Underlying combined ratio, a measure that is not based on U.S. GAAP, is reconciled above to the combined ratio, the most directly comparable GAAP measure. 2013 2014 2015 2016 2017 Combined ratio (CR) 87.7% 81.4% 94.0% 104.9% 111.1 % Effect of current year catastrophe losses on CR ¹ 1.8% 0.3% 8.5% 12.2% 19.8 % Effect of prior year (favorable) development on CR 2.1% (1.5) % (0.7) % 3.7% (0.4) % Effect of ceding commission income on CR 0.5% 1.0% 1.0% 1.5% 6.3 % Underlying combined ratio ² 83.3% 81.6% 85.2% 87.5% 85.4%

15 MARCH 2018 INVESTOR PRESENTATION Core earnings are growing EBITDA ¹ EBITDA excluding CAT ¹ Adding back depreciation and amortization to earnings before income tax is helpful analytically given the significant non-cash expenses related to recent acquisitions Catastrophe losses are core to our property insurance business, but adding them back to EBITDA illustrates consistent core earnings and cash flow generation that allows us to take CAT risk $ in millions $ in millions 1 EBITDA and EBITDA X-CAT, measures that are not based on U.S. GAAP, adds back the impact of interest, taxes, depreciation and amortization, current year catastrophe losses to net income (loss), which is the most directly comparable GAAP measure. 34.2 65.5 45.2 19.0 41.5 - 10.0 20.0 30.0 40.0 50.0 60.0 70.0 2013 2014 2015 2016 2017 37.8 66.4 73.8 74.8 158.0 - 50.0 100.0 150.0 200.0 2013 2014 2015 2016 2017

16 MARCH 2018 INVESTOR PRESENTATION Components of Earnings Before Tax Our Focus is on Improving Underwriting Results Underwriting gains represent the true earnings power of UPC over the long- term but… CAT is why we exist and a reality that distorts core performance in the short-term -120,000 -70,000 -20,000 30,000 80,000 130,000 2012 2013 2014 2015 2016 2017 Underwriting Gain Investment Income CAT Losses Reserve Development 1 Catastrophe losses (CAT) include all events in excess of $1 million of incurred losses from 2 or more claims. ¹

Gross Expense Ratios

UPC INSURANCE Keep the Promise

Merger distorts comparability with PY

	In thousands ($000)	2017	% GPE	2016	% GPE	Change	
	Gross Premiums Earned (GPE)	**$ 986,023**		**$ 666,829**		**319,194**	
I	Policy acquisition costs (PAC)	175,448	17.8%	117,658	17.6%	57,790	0.1%
II	Operating and underwriting	27,674	2.8%	20,524	3.1%	7,150	-0.3%
III	General and administrative (G&A)	81,761	8.3%	42,957	6.4%	38,804	1.9%
	Total operating expenses	**284,882**	**28.9%**	**181,138**	**27.2%**	**103,744**	1.7%
	OPEX excluding merger & amortization expense	*246,778*	*25.0%*	*170,030*	*25.5%*		*-0.5%*
I	***Drivers of PAC***						
	Agent Commissions	107,776	10.9%	81,674	12.2%	26,103	-1.3%
	Policy Administration	19,842	2.0%	18,883	2.8%	959	-0.8%
	AmRisc MGA Fees	23,294	2.4%	-	0.0%	23,294	2.4%
	All other	24,536	2.5%	17,101	2.6%	7,435	-0.1%
	Total PAC Drivers	**175,448**	**17.8%**	**117,658**	**17.6%**	**57,790**	**0.1%**
II	***Drivers of Operating & underwriting***						
	Underwriting reports	6,959	0.7%	4,732	0.7%	2,227	0.0%
	Equipment, Computer Services & Software	8,497	0.9%	6,610	1.0%	1,888	-0.1%
	Printing & Postage	1,176	0.1%	434	0.1%	741	0.1%
	All other	11,042	1.1%	8,748	1.3%	2,294	-0.2%
	Total Operating & underwriting Drivers	**27,674**	**2.8%**	**20,524**	**3.1%**	**7,150**	**-0.3%**
III	***Drivers of G&A***						
	Salaries and related expenses	25,468	2.6%	19,863	3.0%	5,604	-0.4%
	Amortization & Depreciation	37,532	3.8%	11,713	1.8%	25,819	2.0%
	Legal & Professional	13,940	1.4%	7,455	1.1%	6,485	0.3%
	All other	4,821	0.5%	3,925	0.6%	895	-0.1%
	Total G&A Drivers	**81,761**	**8.3%**	**42,957**	**6.4%**	**38,804**	**1.9%**
	G&A excluding Amortization & Depreciation		*4.5%*		*4.7%*		*-0.2%*

MARCH 2018 **INVESTOR PRESENTATION**

17

18 MARCH 2018 INVESTOR PRESENTATION Strong Liquidity & Low Leverage Holding Co. Liquidity Financial Leverage Underwriting Leverage $ in millions 12.0% 6.2% 4.9% 18.3% 23.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2013 2014 2015 2016 2017 $28.5 $52.3 $75.1 $36.5 $163.1 $- $50.0 $100.0 $150.0 $200.0 2013 2014 2015 2016 2017 Dividend capacity of subsidiaries Unrestricted liquidity on hand 183.5% 130.0% 140.4% 189.3% 111.9% 0.0% 50.0% 100.0% 150.0% 200.0% 2013 2014 2015 2016 2017 NPE/Equity Debt/Capital $110 $69 $98 $66 $14 $- $50 $100 $150 2013 2014 2015 2016 2017 Cash Flow from Operations $ in millions

19 MARCH 2018 INVESTOR PRESENTATION Conservative Investment Portfolio • Designed to preserve capital, maximize after-tax investment income & liquidity while minimizing asset & interest rate risk • As of Dec. 31, 2017, 99.8% of the Company’s fixed maturity portfolio was rated investment grade – Modified duration: 3.8 years – Composite rating: A+ – Average YTM: 2.5% All data as of December 31, 2017 Securities Portfolio Value ($mm) % of total Cash and Investments Fixed Maturities $900.0 79.6% Cash & Cash Equivalents 139.2 12.3% Equity Securities 63.3 5.6% Other Long-Term Investments 28.4 2.5% Total cash and investments $1,130.8 100% Quality Distribution Asset Allocation 21.0% 17.8% 12.1% 5.7% 2.5% 1.3% 12.3% Government & Agency Municipal Bonds Short-term investments Common & Preferred Equity Other long-term investments Asset backed securities Cash & cash equivalents 25.9% 38.7% 21.9% 13.3% 0.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% A A A A A A B B B B B

20 MARCH 2018 INVESTOR PRESENTATION Consistent Value Creation 510% INCREASE IN GAAP EQUITY FROM 2012 - 2017 $ in thousands 87,986 537,125 - 100,000 200,000 300,000 400,000 500,000 600,000 2012 2013 2014 2015 2016 2017 GAAP Equity STAT Equity 17.1% CAGR IN BOOK VALUE PER SHARE FROM 2012-2017 $5.70 $12.56 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 Q 4 '1 2 Q 1 '1 3 Q 2 '1 3 Q 3 '1 3 Q 4 '1 3 Q 1 '1 4 Q 2 '1 4 Q 3 '1 4 Q 4 '1 4 Q 1 '1 5 Q 2 '1 5 Q 3 '1 5 Q 4 '1 5 Q 1 '1 6 Q 2 '1 6 Q 3 '1 6 Q 4 '1 6 Q 1 '1 7 Q 2 '1 7 Q 3 '1 7 Q 4 '1 7

21 MARCH 2018 INVESTOR PRESENTATION Conclusion Long Track Record of Success Conservatively Capitalized Significant Market Opportunity Major Investment in the Platform Shareholder Value Creation

22 MARCH 2018 INVESTOR PRESENTATION Cautionary Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and our ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management's beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2016. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. See the Appendix section of this presentation for further information regarding these non-GAAP financial measures. The Company has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the Securities Exchange Commission ("SEC"). This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offering of securities in the future will be made only by means of the prospectus in that registration statement and a related prospectus supplement, which will be filed with the SEC. Before you invest in any potential offering, you should read the prospectus, the related prospectus supplement and other documents the Company has filed with the SEC for more complete information about the Company and the potential offering. When available, you may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company will arrange to send you the prospectus and the related prospectus supplement after filing if you request it. The information in this presentation is confidential. Any photocopying, disclosure, reproduction or alteration of the contents of this presentation and any forwarding of a copy of this presentation or any portion of this presentation to any person is prohibited.